Exhibit 10.1

FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of November 21, 2019 (this “Agreement”), is made by and among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the undersigned Lenders party to the Credit Agreement referenced below, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Credit Agreement. Unless otherwise indicated, all section references in this Agreement refer to the applicable section of the Credit Agreement.

PRELIMINARY STATEMENTS

A.    Reference is made to that certain Senior Secured Revolving Credit Agreement dated as of October 8, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent.

B.    The Borrower, the Administrative Agent and the Required Lenders party hereto have agreed to modify certain provisions of the Credit Agreement, including to reduce the Borrowing Base, as set forth herein.

C.    In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.              Amendments to the Credit Agreement.

(a)           Amendments to Section 1.02. Section 1.02 is hereby amended by (i) deleting the defined term “Fee Letters”, (ii) replacing the phrase “2.75 to 1.00” contained in clause (b)(ii) of the definition of “Payment Conditions” with the phrase “2.25 to 1.00” and (iii) adding the following defined term in appropriate alphabetical order to read in its entirety as follows:

“First Amendment Effective Date” means November 21, 2019.

(b)           Amendment to Section 2.07.  Section 2.07(a) is hereby amended by replacing the first sentence thereof with the following sentence:

“For the period from and including the First Amendment Effective Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $240,000,000.”

(c)           Amendment to Section 9.01. Section 9.01(a) is hereby amended by replacing the phrase “4.00 to 1.00” contained therein with the phrase “3.50 to 1.00”.

Section 2.              Borrowing Base Reduction; Reallocation of Commitments.

(a)           The Borrower and the Required Lenders agree that, for the period from and including the Effective Date to but excluding the first Redetermination Date, the amount of the Borrowing Base shall be $240,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments pursuant to the Credit Agreement from time to time, including pursuant to the Borrowing Base Adjustment Provisions.  For the avoidance of doubt, the reduction of the Borrowing Base contained in this Section 2 shall not constitute a Scheduled Redetermination or an Interim Redetermination.  This Agreement constitutes a New Borrowing Base Notice.

(b)           The Lenders have agreed among themselves to reallocate the Applicable Percentages, Commitments, Maximum Credit Amounts and Loans.  Each Lender agrees, and the Borrower and the Administrative Agent hereby consent, to the assignment of rights and obligations under the Credit Agreement by the Lenders and reallocation of certain Lender’s respective Applicable Percentages, Commitments, Maximum Credit Amounts and Loans.  The assignments and assumptions by each of the Lenders necessary to effect the foregoing are hereby consummated pursuant to the terms and provisions of this Agreement and Section 12.04(b) of the Credit Agreement.  The Borrower, the Administrative Agent and each Lender hereby consummate such assignment and assumption pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit F to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Effective Date (as defined below)).  On the Effective Date and after giving effect to such assignments and assumptions, the Applicable Percentage, Commitment and Maximum Credit Amount of each Lender shall be as set forth on Annex I hereto.  Each Lender hereby consents and agrees to the Applicable Percentages, Commitments and Maximum Credit Amounts as set forth on Annex I hereto.  With respect to the foregoing assignments and assumptions, in the event of any conflict between this Amendment and Section 12.04(b), this Agreement shall control.

Section 3.              Conditions to Effective Date. This Agreement shall not become effective until the date of satisfaction or waiver of the following condition (the “Effective Date”):  The Administrative Agent shall have received from the Loan Parties, the Administrative Agent and the Required Lenders duly executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Agreement.  The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

Section 4.              Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (including but not limited to the reasonable fees and disbursements incurred by counsel to the Administrative Agent) in connection with this Agreement and any other documents prepared in connection herewith as set forth in Section 12.03 of the Credit Agreement.

Section 5.              Loan Document. This Agreement is a Loan Document.

Section 6.              Representations and Warranties; No Default, Event of Default or Borrowing Base Deficiency. Each Loan Party represents and warrants to the Lenders that on and as of the Effective Date, after giving effect to this Agreement, (a) all representations and warranties of the Loan Parties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except in the case of any representation and warranty which (i) expressly relates to a given date, such representation and warranty shall be true and correct in all material respects as of the respective date and (ii) is qualified by a materiality or Material Adverse Effect standard in which case such representation and warranty shall be true and correct in all respects and (b) no Default or Event of Default has occurred and is continuing.

Section 7.              Reaffirmation. Each Loan Party confirms and agrees that each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by it in favor of the Administrative Agent for the benefit of the Lenders, the Issuing Bank and the other secured parties pursuant to the Loan Documents in the collateral described therein shall continue to secure the Secured Obligations as and to the extent provided in the Loan Documents.

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Section 8.              Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a consent or waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or the other Loan Documents nor alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9.              GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. SECTION 12.09 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

Section 10.            Severability. Any provision of this Agreement, the Credit Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 11.            Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Ragan T. Altizer
		Name:	Ragan T. Altizer
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, LLC
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN PERMIAN, LLC
HALCÓN OPERATING CO., INC.
HALCÓN FIELD SERVICES, LLC

	By:	/s/ Ragan T. Altizer
		Name:	Ragan T. Altizer
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:	BANK OF MONTREAL

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Managing Director

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

LENDER:	BMO HARRIS FINANCING, INC.

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Managing Director

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]

LENDER:	GOLDMAN SACHS LENDING PARTNERS LLC

	By:	/s/ Jamie Minieri
		Name:	Jamie Minieri
		Title:	Authorized Signatory

[Signature Page to First Amendment to Senior Secured Revolving Credit Agreement]